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                                                                     EXHIBIT 4.2

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 25, 2004, by and among Noble International, Ltd., a Delaware corporation, with headquarters located at 28213 Van Dyke Road, Warren, Michigan 48093 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (each, a "Buyer" and collectively, the "BUYERS").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and among the parties hereto dated as of as of the date hereof (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell on the date hereof to each Buyer convertible notes of the Company (the "NOTES") which shall be convertible into shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES") in accordance with the terms of the Notes;

                  B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

                  1. Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                           a. "BUSINESS DAY" means any day other than Saturday,
Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                           b. "INVESTOR" means a Buyer, any transferee or
assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                           c. "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and governmental or any department or agency thereof.

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                           d. "REGISTER," "REGISTERED," and "REGISTRATION" refer
to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                           e. "REGISTRABLE SECURITIES" means (i) the Notes, (ii)
the Conversion Shares issued or issuable upon conversion of all of the Notes,
(iii) any shares of capital stock issued or issuable with respect to the Notes or the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes, and (iv) any shares of capital stock of any entity issued in respect of the capital stock referenced in the immediately preceding clauses (i), (ii) and (iii) as a result of a merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction; provided, that the Notes and the Conversion Shares will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 under the 1933 Act or such time as they are eligible to be sold pursuant to Rule 144(k).

                           f. "REGISTRATION PERIOD" means the period between the
date of this Agreement and the earliest of (i) the second anniversary of the date of this Agreement or (ii) the date on which all of the Registrable Securities have been sold by the Investors under a Registration Statement or pursuant to Rule 144, or otherwise.

                           g. "REGISTRATION STATEMENT" means a registration
statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                  2. Registration.

                           a. Mandatory Registration. The Company shall use its
reasonable best efforts to prepare, and, as soon as practicable but in no event later than 30 days after the date hereof (the "FILING DEADLINE"), file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Registration Statement prepared pursuant hereto shall register the Registrable Securities for resale, including the Notes and at least 125% of the number of shares of Common Stock issuable upon conversion of the Notes, subject to adjustment as provided in Section 2(e), and shall contain the "Selling Securityholders" section and "Plan of Distribution" attached hereto as Annex I. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is 120 days after the date hereof (the "EFFECTIVENESS DEADLINE").


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                           b. Allocation of Registrable Securities. The initial
number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein pursuant to
Section 2(e) shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of Buyers holding at least a majority of the Registrable Securities.

                           c. Legal Counsel. Subject to Section 5 hereof, the
Investors holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

                           d. Ineligibility for Form S-3. In the event that Form
S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                           e. Sufficient Number of Shares Registered. In the
event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 110% of the number of such Conversion Shares as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than thirty (30) days after the Company becomes aware of the necessity therefor arises (excluding any applicable Allowable Grace Period). The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be


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deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under such Registration Statement is less than 125% of the number of Conversion Shares issued and issuable upon conversion of the Notes. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes and such calculation shall assume that the Notes are convertible into shares of Common Stock, assuming the initial outstanding principal amount of the Notes remains outstanding through the scheduled maturity date and assuming no conversions or redemptions of the Notes prior to the scheduled maturity date, are issuable at the then prevailing the Conversion Rate (as defined in the Notes ).

                           f. Effect of Failure to File and Obtain and Maintain
Effectiveness of Registration Statement. If (i) a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a "FILING FAILURE") or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an "EFFECTIVENESS FAILURE") or (ii) on any day after such Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock)(a "MAINTENANCE FAILURE"), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Notes relating to such Registration Statement: on the earlier of the last day of each 30 day period after a Filing Failure, an Effectiveness Failure and the initial day of a Maintenance Failure, as the case may be until such event is cured, or on the third Business Day after any such Filing Failure, Effectiveness Failure or Maintenance Failure is cured, an amount in cash equal to the product of (i) the aggregate Principal (as defined in the Notes) of such Investor's Notes convertible into Conversion Shares included in such Registration Statement (to the extent that such Conversion Shares have not been sold) multiplied by (ii) 0.015, provided, however, that such payment shall apply on a pro-rata basis for any portion of a 30 day period prior to the cure of a Filing Failure, Effectiveness Failure or Maintenance Failure as applicable. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "Registration Delay Payments" and shall cease to accrue upon termination of the Registration Period. Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make any Registration Delay Payments pursuant to this Section 2(f) in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month, or such lower maximum amount as is permitted by law, (prorated for partial months) until paid in full.


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                  3. Related Obligations.

                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                           a. The Company shall submit to the SEC, within two
Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

                           b. The Company shall prepare and file with the SEC
such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

                           c. The Company shall (A) permit Legal Counsel to
review and comment upon (i) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing


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with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents, including exhibits if reasonably requested by the Investor, incorporated therein by reference, if requested by an Investor and not otherwise available on the EDGAR system, and all other exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                           d. The Company shall furnish to each Investor whose
Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents, including exhibits, incorporated therein by reference, if requested by an Investor and not otherwise available on the EDGAR system, all other exhibits if reasonably requested by the Investor and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                           e. The Company shall use its reasonable best efforts
to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of


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any of the Registrable Securities for sale under the securities or "blue sky"
laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                           f. The Company shall notify Legal Counsel and each
Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                           g. The Company shall use its reasonable best efforts
to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                           h. If any Investor is required under applicable
securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request
(i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor.

                           i. Upon the written request of any Investor of
holding at least 20% of the Registrable Securities) in connection with such Investor's due diligence requirements, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by such Investor (collectively, the


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"INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing (in a form reasonably acceptable to the Company) to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                           j. The Company shall hold in confidence and not make
any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or applicable rules and regulations of NASDAQ or any other relevant market or exchange, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement of which the Company has knowledge. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                           k. The Company shall use its reasonable best efforts
either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by a Registration Statement on The Nasdaq National Market, or
(iii) if, despite the Company's reasonable best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities, and, without limiting the generality of the


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foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                           l. The Company shall cooperate with the Investors who
hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                           m. If requested by an Investor, the Company shall (i)
as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

                           n. The Company shall use its best efforts to cause
the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                           o. The Company shall make generally available to its
security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

                           p. The Company shall otherwise use its reasonable
best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                           q. Within two (2) Business Days after a Registration
Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.


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                           r. Notwithstanding anything to the contrary herein,
at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly
(i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors), the date on which the Grace Period will begin, and the fact that the use of the Registration Statement has been suspended, and (ii) notify the Investors in writing of the date on which the Grace Period ends and that the use of the Registration Statement may be resumed; and, provided further, that no Grace Period shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of forty-five (45) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. During the period of any Allowable Grace Period, the provisions of Section 3(f) hereof shall not be applicable and the use of the Registration Statement shall be suspended. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

                  4. Obligations Of The Investors.

                           a. At least seven (7) Business Days prior to the
first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish, in a manner consistent with the last sentence of this Section 4(a), to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. All such information provided to the Company by an Investor pursuant to the prior sentence shall be in writing, and such writing shall expressly acknowledge that the information is being provided for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto.

                           b. Each Investor, by such Investor's acceptance of
the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                           c. Each Investor agrees that, upon receipt of any
notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

                  5. Expenses of Registration.

                  All reasonable expenses, other than underwriting discounts and commissions (which shall be borne by the Investors), incurred in connection with the performance of the Company's obligations hereunder and under the transactions contemplated hereby, including registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $10,000 for the Registration Statement.

                  6. Indemnification.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                           a. To the fullest extent permitted by law, the
Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (w) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (x) with respect to any preliminary prospectus, shall not inure to the benefit of any such Indemnified Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, and if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                           b. In connection with any Registration Statement in
which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon: (y) any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any post-effective amendment thereof or any prospectus contained therein, or (z) any failure by such Investor to comply with the prospectus delivery requirements (or the 1933 Act, the 1934 Act, or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement) or any covenant or agreement contained in the Securities Purchase Agreement or this Agreement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim as promptly as such expenses are incurred and are due and payable; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that an Investor shall be liable under this
Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                           c. Promptly after receipt by an Indemnified Person or
Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnified Person or the Indemnified Party, as the case may be, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                           d. The indemnification required by this Section 6
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                           e. The indemnity agreements contained herein shall be
in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                  7. Contribution.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

                  8. Rule 144A Information. The Company shall, upon request of any Investor, make available to such Investor the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act.

                  9. Assignment of Registration Rights.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

                  10. Amendment of Registration Rights.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

                  11. Termination of Obligations. The obligations of the Company pursuant to Sections 3 and 4 hereof shall cease and terminate upon the expiration of the Registration Period.

                  12. Miscellaneous.

                           a. A Person is deemed to be a holder of Registrable
Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

                           b. Any notices, consents, waivers or other
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                            If to the Company:

                             Noble International, Ltd.
                             28213 Van Dyke Road
                             Warren, MI 48093
                             Telephone: (586) 751-5600
                             Facsimile: (586) 751-5601
                             Attention: Christopher L. Morin

                           with a copy to:

                             Foley and Lardner LLP
                             150 West Jefferson Avenue
                             Suite 1000
                             Detroit, MI 48226
                             Telephone: (313) 963-6200
                             Facsimile: (313) 963-9308
                             Attention: Patrick Daugherty, Esq.

                           If to Legal Counsel:

                             Schulte Roth & Zabel LLP
                             919 Third Avenue
                             New York, New York  10022
                             Telephone: (212) 756-2000
                             Facsimile: (212) 593-5955
                             Attention: Eleazer Klein, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                           c. Failure of any party to exercise any right or
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                           d. All questions concerning the construction,
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                           e. This Agreement, the Securities Purchase Agreement,
the Notes and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Notes and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                           f. Subject to the requirements of Section 9, this
Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                           g. The headings in this Agreement are for convenience
of reference only and shall not limit or otherwise affect the meaning hereof.

                           h. This Agreement may be executed in identical
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           i. Each party shall do and perform, or cause to be
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           j. All consents and other determinations required to
be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Registrable Securities, determined as if all the Notes then outstanding have been converted to Common Stock without regard to any limitations on exercises of the Notes.

                           k. The language used in this Agreement will be deemed
to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                           l. This Agreement is intended for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [Remainder of Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, each of the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of day and year first above written.



                                               COMPANY:

                                               NOBLE INTERNATIONAL, LTD.



                                               By:
                                                   ---------------------
                                                   Name:
                                                   Title:


                [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, each of the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of day and year first above written.

                                               BUYERS:

                                               THE RIVERVIEW GROUP LLC


                                               By:
                                                  --------------------
                                                  Name:
                                                  Title:




                [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, each of the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of day and year first above written.


                                               BUYERS:

                                               MAINFIELD ENTERPRISES INC.


                                               By:
                                                  ----------------------
                                                  Name:
                                                  Title:



                [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, each of the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of day and year first above written.

                                               BUYERS:

                                               SMITHFIELD FIDUCIARY LLC


                                               By:
                                                  ---------------------
                                                  Name:
                                                  Title:



                [Signature Page to Registration Rights Agreement]

         IN WITNESS WHEREOF, each of the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of day and year first above written.

                                         BUYERS:

                                         DKR SOUNDSHORE OASIS HOLDING FUND LTD.


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


                [Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of day and year first above written.

                                               BUYERS:

                                               DKR SOUNDSHORE STRATEGIC HOLDING
                                               FUND LTD


                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:



                [Signature Page to Registration Rights Agreement]

                               SCHEDULE OF BUYERS


                                                  INVESTOR ADDRESS                    INVESTOR'S REPRESENTATIVE'S ADDRESS
             INVESTOR                           AND FACSIMILE NUMBER                          AND FACSIMILE NUMBER
             --------                           --------------------                  -----------------------------------
THE RIVERVIEW GROUP LLC                       666 Fifth Avenue, 8th Floor               Schulte Roth & Zabel LLP
                                              New York, New York  10103                 919 Third Avenue
                                              Attention: Daniel Cardella                New York, New York 10022
                                              Facsimile: (212) 977-1667                 Attention: Eleazer Klein, Esq.
                                              Telephone: (212) 841-4100                 Facsimile: (212) 593-5955
                                                                                        Telephone: (212) 756-2000


SMITHFIELD FIDUCIARY LLC                       c/o Highbridge Capital
                                               Management, LLC
                                               9 West 57th Street, 27th Floor
                                               New York, New York  10019
                                               Attention: Ari J. Storch
                                                   Adam J. Chill
                                               Facsimile: (212) 751-0755
                                               Telephone: (212) 287-4720

MAINFIELD ENTERPRISES INC.
                                               c/o Sage Capital Growth, Inc.
                                               660 Madison Avenue, 18th Floor
                                               New York, New York  10021
                                               Attention: Eldad Gal
                                               Facsimile: (212) 651-9010
                                               Telephone: (212) 651-9008



DKR SOUNDSHORE OASIS HOLDING                   1281 East Main Street, 3rd Floor
FUND LTD.                                      Stamford, CT 06902-3565
                                               Attention: Barbara Burger
                                               Facsimile: (203) 674-4735
                                               Telephone: (203) 324-8367
                                               Residence: Bermuda

DKR SOUNDSHORE STRATEGIC                       1281 East Main Street, 3rd Floor
HOLDING FUND LTD                               Stamford, CT 06902-3565
                                               Attention: Barbara Burger
                                               Facsimile: (203) 674-4735
                                               Telephone: (203) 324-8367
                                               Residence: Bermuda

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

------------

------------

------------

Attn:  ____________

         Re: Noble International, Ltd.

Ladies and Gentlemen:

                  We are counsel to Noble International, Ltd., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of March 25, 2004 (the "Purchase Agreement"), entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders its convertible notes (the "Notes") convertible into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the Notes and the shares of its Common Stock issuable upon conversion of the Notes under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2004, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                Very truly yours,

                                                [ISSUER'S COUNSEL]

                                                By:
                                                   --------------------

CC: [LIST NAMES OF HOLDERS]

                                     ANNEX I

                             SELLING SECURITYHOLDERS

         The notes were originally issued by us pursuant to a Securities Purchase Agreement, dated as of March 25, 2004 by and among the Company and the buyers party thereto in transactions exempt from the registration requirements of the federal securities laws. The selling securityholders (which term includes their transferees, pledges, donees or successors) may from time to time offer and sell pursuant to this prospectus any and all of the notes and the shares of common stock issuable upon conversion of the notes. For additional information regarding the issuance of these notes and shares of common stock issuable upon conversion of such notes, see "Private Placement of Notes" above. We are registering the notes and shares of common stock issuable upon conversion of the notes in order to permit the selling securityholders to offer the notes and common stock for resale from time to time. Unless set forth below, none of the selling securityholders has had a material relationship with us or any of our predecessors or affiliates within the past three years.

         Any or all of the notes or common stock listed below may be offered for sale pursuant to this prospectus by the selling securityholders from time to time. Accordingly, no estimate can be given as to the amounts of notes or common stock that will be held by the selling securityholders upon consummation of any such sales. In addition, the selling securityholders identified below may have sold, transferred, or otherwise disposed of all or a portion of their notes or shares of common stock since the date on which the information regarding their notes was provided in transactions exempt from the registration requirements of the Securities Act.

         The table below sets forth the names of each selling securityholder, the principal amount of the notes that may be offered by such selling securityholder pursuant to this prospectus and the number of shares of common stock beneficially owned by such selling securityholders. The third column lists the number of shares of common stock beneficially owned by each selling securityholder, based on its ownership of the shares of common stock as of ________ [ ], 2004, assuming conversion of all of the notes held by the selling securityholders on that date, without regard to any limitations on conversion, each to the extent known to us as of the date of this prospectus. The terms of the notes provide that no selling securityholder may exercise warrants for common stock if such conversion or exercise would result in such selling securityholder beneficially owning more than 9.99% of our outstanding common stock. Unless otherwise indicated below, each selling securityholder has sole voting and investment power with respect to its shares of common stock. The inclusion of any shares in this table does not constitute an admission of beneficial ownership for the selling securityholder.

         The fourth column lists the shares of common stock being offered by this prospectus by the selling securityholders. The fifth column assumes the sale of all of the shares of common stock offered by the selling securityholders pursuant to this prospectus.

         The selling securityholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."

                                                             AGGREGATE
                                                             PRINCIPAL    AGGREGATE      NUMBER OF
                                                               AMOUNT     PRINCIPAL        SHARES        MAXIMUM
                                                              OF NOTES     AMOUNT       BENEFICIALLY    NUMBER OF     BENEFICIAL
                                                              AT PRIOR    OF NOTES      OWNED PRIOR       SHARES      OWNERSHIP
                                                               TO THE     THAT MAY        TO THE        REGISTERED    AFTER THE
                             NAME                             OFFERING     BE SOLD       OFFERING (1)     HEREBY     OFFERING (2)
                             ----                            ----------   ---------     ------------    ----------   ------------
    The Riverview Group LLC (3) ............................               $----

    Smithfield Fiduciary LLC (4)

    Mainfield Enterprises, Inc. (5)
    DKR SoundShore Oasis Holding Fund Ltd. (6)

    DKR SoundShore Strategic Holding Fund Ltd. (7)

    Total...................................................               $-----


(1) The shares beneficially owned have been determined in accordance with rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The calculation of the shares beneficially owned does not take into account the limitation on more than 9.99% beneficial ownership contained in the terms of the warrants (as discussed below in note 1). The information in the table below is current as of _______ __, 2004.

(2) Assumes the sale of all the notes and shares of common stock offered by this prospectus. We are unable to determine the exact number of notes and shares that will actually be sold pursuant to this prospectus.

(3) The sole member of Riverview is Millennium Holding Group, L.P., a Delaware limited partnership ("Holding"). Millennium Management, LLC, a Delaware limited liability company ("Millennium Management"), is the general partner of Holding and consequently has voting control and investment discretion over securities owned by Holding and by Riverview. Israel A. Englander ("Mr. Englander") is the sole managing member of Millennium Management. As a result, Mr. Englander may be considered the beneficial owner of any shares deemed to be beneficially owned by Millennium Management. Each of Holding, Millennium Management and Mr. Englander disclaims any beneficial ownership of the shares owned by Riverview.

(4) Highbridge Capital Management, LLC ("Highbridge") is the trading manager of Smithfield Fiduciary LLC ("Smithfield") and consequently has voting control and investment discretion over the shares of common stock held by Smithfield. Glenn Dubin and Henry Swieca control Highbridge. Each of Highbridge and Messrs. Dubin and Swieca disclaims beneficial ownership of the shares held by Smithfield.

(5) Pursuant to an investment management agreement, Avi Vigder has voting discretion and investment control over the shares held by Mainfield Enterprises, Inc. Avi Vigder disclaims beneficial ownership of such shares.

(6)

(7)

                              PLAN OF DISTRIBUTION

         The selling securityholders may, from time to time, sell any or all of the securities offered by this prospectus on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling securityholders may use any one or more of the following methods when selling the notes or the shares of common stock:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o    privately negotiated transactions;

o    short sales;

o broker-dealers may agree with the selling securityholders to sell a specified number of such securities at a stipulated price;

o    a combination of any such methods of sale; and

o    any other method permitted pursuant to applicable law.

         The selling securityholders may also sell the securities under Rule 144 or Rule 144A under the Securities Act, if available, rather than under this prospectus.

         The selling securityholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

         Broker-dealers engaged by the selling securityholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling securityholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated. The selling securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock or notes by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of notes or shares of common stock will be borne by a selling securityholder. The selling securityholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the notes or shares of common stock if liabilities are imposed on that person under the Securities Act.

         The selling securityholders may from time to time pledge or grant a security interest in some or all of the notes or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the notes or shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.

         The selling securityholders also may transfer the notes and shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the notes and shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.

         The selling securityholders and any broker-dealers or agents that are involved in selling the notes and shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the notes and shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling securityholders have advised us that they have acquired their securities in the ordinary course of business and they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their notes or shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of notes or shares of common stock by any selling securityholder. If we are notified by any selling securityholder that any material arrangement has been entered into with a broker-dealer for the sale of notes or shares of common stock, if required, we will file a supplement to this prospectus

         We are required to pay all fees and expenses incident to the registration of the notes or shares of common stock. We have agreed to indemnify the selling securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.